SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 25, 2000


                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
           (Exact name of the registrant as specified in it's charter)

                                 333-91561  `                   41-1955181

Delaware                   (Commission File Number)      (I.R.S. Employee
(State or other                                           Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                55437
Minneapolis, Minnesota                                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the May, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

2000-RS1    RAMP
2000-RZ1    RAMP

Item 7.  Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.

                                   SIGNATURES

Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


 By:      /s/  Davee Olson
 Name:    Davee Olson
 Title:   Chief Financial Officer
 Dated:   May 25, 2000